                                                                  Exhibit 99.1


[ZOLTEK logo]
FOR IMMEDIATE RELEASE
---------------------

                     ZOLTEK REPORTS FIRST QUARTER RESULTS
                     ------------------------------------

         ST. LOUIS, MISSOURI -- FEBRUARY 8, 2010 -- Zoltek Companies, Inc. (Nasdaq: ZOLT) today reported financial results for the first quarter of its 2010 fiscal year.

         Zoltek's net sales for the quarter ended December 31, 2009, totaled $28.9 million, compared to $38.6 million in the first quarter of fiscal 2009, a decrease of 25%. On a sequential quarter basis, net sales for the latest quarter declined $4.9 million, or 14.6%, from the fourth quarter of fiscal 2009.

         Zoltek reported a net loss of $0.5 million, or $0.01 per share, in the first quarter of fiscal 2010, which compared to net income of $0.5 million, or $0.02 per share, in the first quarter of fiscal 2009. Net income in the recently completed quarter reflected an income tax benefit of $1.8 million and a $0.9 million gain on derivative liabilities. Operating loss totaled $2.7 million in the first quarter of fiscal year 2010, compared to operating income of $3.5 million in the first quarter of fiscal 2009. In the fourth quarter of fiscal 2009, Zoltek reported an operating loss of $1.9 million.

         Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer, said the company's first quarter results were "disappointing, though not quite as bad they might look at first." He said that while the downturn in demand resulting from recessionary conditions in the global economy continued during the quarter, the fundamental outlook for carbon fiber sales into wind energy and other applications remains strong and the company expects that orders will begin to reflect positive trends in the second half of fiscal 2010.

         Rumy added that most of the 14.6% decrease in sales on a sequential quarter basis was due to the decision of one of Zoltek's biggest customers to move to a just-in-time inventory system which resulted in it postponing purchases as it draws down existing inventories of carbon fibers and other inputs. "In the first quarter we shipped carbon fibers to new customers for final demonstration and qualification. We believe this will result in new revenue in fiscal 2010. Our major customer has indicated that it expects to resume significant growth later in the year and will require carbon fibers to support that growth," Rumy said. "But in the short run, their decision to move to a new inventory system will defer significant purchases of Zoltek product from the first half of the year to the second half. Our second quarter results also will likely be similarly affected, but that should be offset by accelerating sales to the customer in our third and fourth quarters."

         Available unused capacity costs of $2.8 million caused Zoltek's gross margin for the first quarter to decrease to 13.7%, compared to 15.1% in the fourth quarter of fiscal 2009. A principal element of Zoltek's business strategy is to maintain excess capacity so the company can increase production rapidly when demand from existing customers strengthens and identified emerging applications mature. Despite the modest net loss reported for the quarter, Zoltek generated $6.5 million of net cash flow from operating activities. The company completed the quarter with only $12.2 million in debt, including borrowings under bank credit lines, while its total shareholders' equity was $307.5 million. Consequently, Zoltek believes it is well positioned to sustain its

[ZOLTEK logo]
Zoltek Reports First Quarter Results
Page 2
February 8, 2010

------------------------------------------------------------------------------

business and market development activities pending a resumption in demand for carbon fibers from its current customers and new applications.

         "Many businesses -- and most of our customers -- went into 2010 expecting to finish strong after a weak first half of the year," Rumy said. "That is our expectation as well."

         Zoltek will host a conference call to review first quarter results and answer questions on Tuesday, February 9, 2010, at 10:00 am CT. The conference dial-in number is (800) 768-6544. The confirmation code is 4191015. Individuals who wish to participate should dial in 5 to 10 minutes prior to the scheduled start time. This conference call will also be webcast on Zoltek's website _ www.zoltek.com _ under "Investor Relations -- Events & Presentations." The webcast replay will be available on the website several hours after the call.

                       FOR FURTHER INFORMATION CONTACT:
                         ZSOLT RUMY, CHAIRMAN AND CEO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

This press release contains certain statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of us, our directors and officers with respect to, among other things: (1) our financial prospects; (2) our growth strategy and operating strategy, including our focus on facilitating acceleration of the introduction and development of mass market applications for carbon fibers; (3) our current and expected future revenue; and (4) our ability to complete financing arrangements that are adequate to fund current operations and our long-term strategy.

This press release also contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) successfully adapt to recessionary conditions in the global economy and the slowdown in order rates from our wind energy customers; (2) penetrate existing, identified and emerging markets, including entering into new supply agreements with large volume customers; (3) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (4) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (5) maintain profitable operations; (6) increase or maintain our borrowing at acceptable costs; (7) manage changes in customers' forecasted requirements for our products; (8) continue investing in application and market development for a range of applications; (9) manufacture low-cost carbon fibers and profitably market them despite fluctuations in raw material and energy costs; (10) successfully operate our Mexican facility to produce acrylic fiber precursor and carbon fibers; (11) resolve the pending non-public, fact-finding investigation being conducted by the Securities and Exchange Commission; (12) successfully continue operations at our Hungarian facility if natural gas supply disruptions occur; (13) successfully prosecute patent litigation (14) successfully implement and coordinate our alliance with Global Blade Technology; and (15) manage the risks identified under "Risk Factors" in our filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.

[ZOLTEK logo]
Zoltek Reports First Quarter Results
Page 3
February 8, 2010

-------------------------------------------------------------------------------------------------------------------------


                                                  ZOLTEK COMPANIES, INC.
                                                SUMMARY FINANCIAL RESULTS
                                  (Amounts in thousands except share and per share data)
                                                       (Unaudited)



                                                                                                   Three Months Ended
                                                                                               December 31    December 31
                                                                                                   2009           2008
                                                                                               --------------------------
Net sales.................................................................................     $    28,867    $    38,629
Cost of sales, excluding available unused capacity costs..................................          22,149         28,092
Available unused capacity costs...........................................................           2,771            273
                                                                                               -----------    -----------
      Gross profit........................................................................           3,947         10,264
Application and development costs.........................................................           1,983          1,721
Selling, general and administrative expenses..............................................           4,713          5,068
OPERATING (LOSS) INCOME...................................................................          (2,749)         3,475
Interest income...........................................................................               8            219
Gain on foreign currency transactions.....................................................             345            178
Other expense, net........................................................................            (412)          (254)
Gain on derivative liabilities............................................................             858              -
Interest expense, excluding amortization of financing fees and debt discount..............            (134)          (568)
Amortization of financing fees and debt discount..........................................            (197)        (1,965)
                                                                                               -----------    -----------
      INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES........................          (2,281)         1,085
Income tax (benefit) expense..............................................................          (1,798)           550
                                                                                               -----------    -----------
NET (LOSS) INCOME.........................................................................     $      (483)   $       535
                                                                                               ===========    ===========

Basic and diluted (loss) income per share.................................................     $     (0.01)   $      0.02

Weighted average common shares outstanding -- basic........................................     34,424,441     34,404,631

Weighted average common shares outstanding -- diluted......................................     34,424,441     34,476,681

[ZOLTEK logo]
Zoltek Reports First Quarter Results
Page 4
February 8, 2010

---------------------------------------------------------------------------------------------------------------------------

                                                CONSOLIDATED BALANCE SHEETS
                                  (Amounts in thousands, except share and per share data)
                                                        (Unaudited)

                                                                                                  December 31  September 30
                                                                                                      2009         2009
                                                                                                 --------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents.................................................................  $     21,229   $    20,943
     Accounts receivable, less allowance for doubtful accounts of $2,475 and
       $2,356, respectively....................................................................        23,778        30,507
     Inventories, net..........................................................................        47,095        48,058
     Deferred tax assets.......................................................................         6,047         3,262
     Other current assets......................................................................         6,347         6,838
                                                                                                 ------------   -----------
         Total current assets..................................................................       104,496       109,608
Property and equipment, net....................................................................       250,239       256,910
Other assets...................................................................................           249           327
                                                                                                 ------------   -----------
         Total assets..........................................................................  $    354,984   $   366,845
                                                                                                 ============   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------------
     Current liabilities:
     Borrowings under credit lines.............................................................  $      9,607   $    12,277
     Current maturities of long-term debt......................................................         1,613         4,159
     Trade accounts payable....................................................................         8,575         9,408
     Accrued expenses and other liabilities....................................................         6,991         6,845

     Construction payables.....................................................................           659           792
                                                                                                 ------------   -----------
         Total current liabilities.............................................................        27,445        33,481
Long-term debt, less current maturities........................................................           955           981
Hungarian grant, long-term ....................................................................         9,732        10,228
Deferred tax liabilities.......................................................................         7,178         6,690
Derivative liabilities.........................................................................         2,203             -
                                                                                                 ------------   -----------
         Total liabilities.....................................................................        47,513        51,380
                                                                                                 ------------   -----------
Commitments and contingencies
Shareholders' equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized,
       no shares issued and outstanding........................................................             -             -
     Common stock, $.01 par value, 50,000,000 shares authorized,
       34,424,441 and 34,424,441 shares issued and outstanding
       in December 31, 2009 and September 30, 2009.............................................           344           344
     Additional paid-in capital................................................................       479,343       494,311
     Accumulated other comprehensive loss......................................................       (23,505)      (18,405)
     Accumulated deficit ......................................................................      (148,711)     (160,785)
                                                                                                 ------------  ------------
         Total shareholders' equity............................................................       307,471       315,465
                                                                                                 ------------  ------------
         Total liabilities and shareholders' equity............................................  $    354,984  $    366,845
                                                                                                 ============  ============

[ZOLTEK logo]
Zoltek Reports First Quarter Results
Page 5
February 8, 2010

--------------------------------------------------------------------------------------------------------------------

                                             OPERATING SEGMENTS SUMMARY
                                               (Amounts in thousands)
                                                     (Unaudited)

                                                              THREE MONTHS ENDED DECEMBER 31, 2009
                                                              ------------------------------------
                                                             CARBON       TECHNICAL      CORPORATE/
                                                             FIBERS         FIBERS          OTHER           TOTAL
                                                             ------         ------          -----           -----
Net sales..............................................    $    23,942    $     4,430    $      495     $    28,867
Cost of sales, excluding available unused
 capacity costs........................................         17,884          3,795           470          22,149
Available unused capacity costs........................          2,427            344             -           2,771
Gross profit...........................................          3,631            291            25           3,947
Operating income (loss)................................          1,319             73        (4,141)         (2,749)
Depreciation...........................................          3,437            458           420           4,315
Capital expenditures...................................            239            224           187             650

                                                              THREE MONTHS ENDED DECEMBER 31, 2008
                                                              ------------------------------------
                                                             CARBON       TECHNICAL      CORPORATE/
                                                             FIBERS         FIBERS          OTHER           TOTAL
                                                             ------         ------          -----           -----
Net sales..............................................    $    32,716    $     5,265    $      648     $    38,629
Cost of sales, excluding available unused
 capacity costs........................................         23,639          3,821           632          28,092
Available unused capacity costs........................             91            182             -             273
Gross profit...........................................          8,986          1,262            16          10,264
Operating income (loss)................................          6,507            530        (3,562)          3,475
Depreciation...........................................          3,371            419           283           4,073
Capital expenditures...................................          7,825            436            73           8,334